================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)  April 16, 1998
                                                         --------------

                               UNITY BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                       1-12431              22-3282551
----------------------------         ------------      -------------------
(State or other jurisdiction         (Commission          (IRS Employer
    of incorporation)                File Number)      Identification No.)


 64 OLD HIGHWAY 22, CLINTON, NEW JERSEY                                 08809
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number, including area code (908) 730-7630
                                                           --------------

================================================================================

Item 5. Other.
        ------

     The Registrant issued a press release on April 16, 1998 announcing its results for the First Quarter of 1998. The Registrant reported record net income of $340,500, or fully diluted earnings of $0.16 per share, compared to net income of $196,500, or fully diluted earnings of $0.10 per share for the First Quarter of 1997.


Item 7. Exhibits.
        ---------

     The following exhibit is filed with this Current Report on Form 8-K.

      Exhibit No.             Description
      -----------             -----------

         99                   Press Release dated April 16, 1998

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Unity Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    UNITY BANCORP, INC.
                                    ------------------------------------
                                    (Registrant)




Dated: April 21, 1998               By: /s/ JULIE Y. CARLSON
                                        --------------------------------
                                        JULIE Y. CARLSON, Vice President

                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K


Exhibit No.       Description                                   Page No.
-----------       -----------                                   --------

    99            Press Release dated April 16, 1998